                  SETTLEMENT AND VOTING AGREEMENT ("Agreement") dated June
                  12, 1997 among NetLive Communications, Inc., a Delaware corporation ("NetLive" or the "Company"), May Davis Group, Inc., ("May Davis"), Owen May, Dibo Attar, Dennis Sal and
                  the seven investment funds listed on the signature pages hereto to which Mr. Attar acts as advisor (the "Funds" and together with May Davis and Messrs. May, Attar, and Sal, the "Subscribing Parties").
                  -------------------------------------------------------------

                  WHEREAS, the parties have agreed to enter into this Agreement in order to resolve NetLive corporate governance issues;

                  WHEREAS, the Subscribing Parties are willing, among other things, to define their rights with respect to voting of the voting securities of the Company that are now or hereafter Subscribing Party Voting Securities (defined below); and

                  WHEREAS, not later than the approval of this Agreement by the Board of Directors of the Company, the Company and Laurence Rosen will have entered into a severance agreement in the form attached hereto as Annex B providing for, among other things, Mr. Rosen's resignation as President, Chief Executive Officer, Principal Financial Officer and Treasurer of the Company.

                  NOW, THEREFORE, in consideration of the agreements, rights, obligations, and covenants contained herein, the parties hereby agree as follows:

                  1. Term. The term of this Agreement (the "Term") shall be the period commencing on the date hereof and ending on the third anniversary of the date hereof.

                  2. Voting.

                  2.1. The Subscribing Parties shall take such action as may be required so that all of the Subscribing Party Voting Securities entitled to vote during the Term are voted in accordance with this Section 2 as follows and, subject to the requirements of the Securities Exchange Act of 1934, as amended, use reasonable efforts to encourage holders of other voting securities of the Company to so vote:

                  (a) At the 1997 annual meeting of the Company's shareholders (the "1997 Annual Meeting"), provided that the Board complies with Section 3.1, (i) the Subscribing Party Voting Securities shall be voted in favor of the election to the Board of Directors of NetLive (the "Board") of all the Board's nominees, including, without limitation, in favor of Michael Kharitonov as Chairman of the Board, if he is a Board nominee and (ii) assuming approval by the shareholders of the Company of the Charter and By-law amendments set forth in Section 2.1(b) hereof, the Subscribing Party Voting Securities shall be voted in favor of the division of such nominees into the classes proposed by the Board as set forth on Annex A hereto. At each successive annual meeting of shareholders, or any other occasion when the Company's directors are elected, during the Term of this Agreement, provided that the Board complies with Section

3.1, the Subscribing Party Voting Securities shall be voted in favor of all the Board's nominees. The Board's nominees for election at the 1997 Annual Meeting and the proposed class divisions are set forth on Annex A hereto.

                  (b) At the 1997 Annual Meeting, the Subscribing Party Voting Securities shall be voted in favor of amending the By-laws of the Company by striking out Sections 1(a) and 1(c) of Article III of the By-laws in their entirety and amending the Company's Certificate of Incorporation by adding new Articles IX , X and XI to read as follows; provided however that in place of the reference to the Class III Directors' Designee and the Subscribing Party Designee in the form of Article XI set forth below, Article XI shall contain the names of the individuals designated as Class III Directors' Designee and Subscribing Party Designee pursuant to this Agreement:

         "Article IX: Number of Directors: The number of directors of the Corporation shall be seven."

         "Article X: Classified Board of Directors. The directors, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issuance of any such series of stock adopted by the Board of Directors, shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible. The initial Class I Directors shall serve for a term expiring at the first annual meeting of stockholders of the Corporation following the adoption of this amendment of this Certificate; the initial Class II Directors shall serve for a term expiring at the second annual meeting of stockholders following this amendment of this Certificate; and the initial Class III Directors shall serve for a term expiring at the third annual meeting of stockholders following the adoption of this amendment of this Certificate. Each director in each such class shall hold office until his or her successor is duly elected and qualified or until his earlier death, disability, resignation or removal. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the adoption of this amendment of this Certificate, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his earlier death, disability, resignation or removal."

                  "Article XI. Vacancies. If any seat on the Board becomes vacant during its initial term following the 1997 Annual Meeting, such vacancy shall be filled as follows: (i) in the case of Class III directors, by the vote of a majority of the remaining Class III Directors, (ii) in the case of the Class II Directors or the Class III Directors' Designee or its successors (all such Directors being referred to as the "Independent Directors"), by the vote of a majority of the remaining Independent Directors, and (iii) in the case of the Subscribing Party Designee or its successors, by the Subscribing Parties so long as such person is not an officer or employee of May Davis and is reasonably acceptable to the Board.".

                  2.2. Voting Trust or Arrangement. None of the Subscribing Party Voting Securities shall be deposited in a voting trust or subjected to any arrangement or agreement with respect to the voting of such Subscribing Party Voting Securities, except as provided herein.

                  2.3 Transfer or Acquisition of Voting Securities of the Company. Subject to Section 2.4, if any voting securities of the Company cease to be Subscribing Party Voting Securities during the term of this Agreement, such securities shall thereupon cease to be subject to the voting restrictions of this Section 2; and if any voting securities of the Company become Subscribing Party Voting Securities during the term of this Agreement, such securities shall thereupon become subject to such voting restrictions.

                  2.4. Transfer Restrictions. The Subscribing Parties represent and warrant that there are 315,000 outstanding shares of Common Stock that are Subscribing Party Voting Securities as of the date hereof and that such number of shares of Common Stock will continue to be Subscribing Party Voting Securities through the date of the 1997 Annual Meeting (including any adjournments of such Meeting). The Subscribing Parties shall not sell or otherwise transfer any of the Subscribing Party Voting Securities (or take any other action that would cause such Common Stock to cease to be Subscribing Party Voting Securities) until after the 1997 Annual Meeting (including any adjournments of such Meeting). Any proposed transfer of Subscribing Party Voting Securities by a Subscribing Party shall be void unless in accordance with the provisions of this Section 2.4.

                  3. Other Agreements.

                  3.1. Board Representation. Promptly after the initial Subscribing Party Designee and Class III Directors' Designee have been determined, the Board will be increased to seven members, the Subscribing Party Designee and Class III Directors' Designee will be simultaneously elected by the Board to the Board and such persons will be nominated by the Board for election to the Board at the 1997 Annual Meeting. Thereafter, for the Term of this Agreement, the Board will include among its nominees for election to the Board as Class I directors a designee of the Subscribing Parties who is not an officer or employee of May Davis and is reasonably acceptable to the Board ("Subscribing Party Designee") and an independent designee of a majority of the Class III Directors then in office who is reasonably acceptable to May Davis and the Board ("Class III Directors' Designee"); provided that the Subscribing Parties and the Class III Directors, as the case may be, provide the name of their proposed designee to the Board at least 120 days before the anniversary of the prior year's annual meeting.

                  3.2. Proxy or Consent Solicitations. During the Term, no member of the Subscribing Parties shall solicit proxies or consents or initiate, propose or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Securities Exchange Act of 1934, as amended, or any similar successor statute (the "Exchange Act")), in opposition to any matter which has been recommended by a majority of Board or in favor of any matter which has not been approved by a majority of the Board or seek directly or indirectly to advise, encourage or influence any Person with respect to the voting of voting securities of the Company in such manner, or directly or indirectly induce or attempt to induce any Person to initiate any stockholder proposal. In addition, during the Term, the Subscribing Parties will cooperate with the Company's efforts to solicit shareholders proxies to the extent permitted by applicable law.

                  3.3. Group Participation. None of the Subscribing Parties shall join, or permit any subsidiary to join and will use its reasonable efforts to prevent any Affiliate from joining, a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of any securities of the Company, (other than by the group disclosed in the Schedule 13-D of May Davis, dated March 7, 1997, in a manner consistent with the purposes hereof).

                  3.4. Acknowledgment. The Subscribing Parties hereby acknowledge, irrevocably consent and do not object that the Board of Directors intends to:

                  (a) amend Article III, Section 6 of the Company's By-laws by adding the following sentence after the period at the end thereof:

              "The Chairman of the Board shall be elected by the Shareholders of the Company and he shall hold office until the expiration of his term as director or until his death, resignation or removal for cause."; and

                  (b) amend Article IV, Sections 1(c) and 3 of the Company's By-laws by removing the period at the end of each Section and adding to each the following phrase: ", except as provided in Article III, Section 6 hereof.".

                  3.5. Consent of May Davis. May Davis hereby agrees to execute and deliver to the Company simultaneously with the execution of this Agreement, its written consent pursuant to Section 5(p) of the Underwriting Agreement, dated August 12, 1996 between May Davis and NetLive (the "Underwriting Agreement") to the filing by the Company, on or after May 14, 1998, of one or more Form S-8 registration statements and any amendments thereto which register the offer and sale of not more than 1,360,000 shares of Common Stock issuable upon the exercise of stock options or pursuant to the NetLive Performance Share Program Plan (the "Plan") as described in Section
3.8 hereof and/or any employee benefit program of the Company.

                  3.6. Withdrawal of Demand for Shareholder List. The Subscribing Parties agree to cause May Davis to issue simultaneously herewith a written withdrawal of its demand, dated February 27, 1997, pursuant to
Section 220 of the Delaware General Corporation Law, for a list of the Company's shareholders.

                  3.7. Payment of Legal Fees and Expenses. Simultaneously with the execution of this Agreement, the Company shall deliver to the Subscribing Parties a check in the amount of $35,000, payable to Shereff, Friedman, Hoffman & Goodman, LLP, as reimbursement of certain of the documented out-of-pocket legal fees and expenses incurred by the Subscribing Parties in connection with the subject matter of this Agreement.

                  3.8. Performance Share Program. The Company represents and warrants that a maximum of 300,000 shares of Common Stock have been issued to the NetLive Communications, Inc. Performance Share Program Trust (the "Trust") pursuant to the Plan and that 106,000 shares of Common Stock have been awarded under the Plan as of the date hereof. The Company agrees that it will not authorize the issuance to the Trust of more than the 300,000 shares of Common Stock previously issued to the Trust and the remaining 194,000 shares of Common Stock issued to the Trust and not already awarded to NetLive employees (the "Remaining Shares") shall not be awarded under the Plan except in connection with any compensation packages awarded in connection with the recruitment and hiring and retention from time to time of the Company's new Chief Executive Officer and other senior management excluding Michael Kharitonov, Laurence Rosen, Andrew Schwartz, Jeffrey Wolf and Scott Wolf.

The parties further agree that if all or at least 2/3 of the Remaining Shares are not so awarded by June 30, 1998, the Company will use its reasonable efforts to cause the Trust to return the unawarded Remaining Shares to the Company; provided that the unawarded Remaining Shares shall not be returned to the Company if such return cannot be done in accordance with all applicable laws or would have a material adverse tax effect.

                  3.9. The 1997 Annual Meeting. The Company shall use its reasonable efforts to call and hold the 1997 Annual Meeting not later than August,31 1997 and in any event shall hold such meeting (including any adjournments ) not later than September 15, 1997 unless, despite the Company's continuing reasonable efforts to hold such meeting not later than September 15, 1997, the meeting is delayed by forces beyond the Company's reasonable control including, without limitation, delays arising out of the review of the proxy materials for such meeting by the Securities and Exchange Commission or a shareholder vote to adjourn such meeting which is supported by the Subscribing Parties. If the Company violates this Section 3.9, the Subscribing Parties shall be released from the transfer restrictions in Section 2.4. Such release shall be the sole remedy for the violation of this Section 3.9, and this Agreement shall otherwise remain in full force and effect.

                  4. Release. (a) Each of the Subscribing Parties hereby irrevocably and unconditionally:

                  (i) releases the Company and its officers, directors, employees, agents and Affiliates, and each of its predecessors in interest, successors, heirs and assigns, from any and all claims, rights, damages, demands, causes of action or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, other than for any matter specifically contemplated by this Agreement, that any Subscribing Party had, now has or may have at any future time by reason of any cause, matter or thing whatsoever, directly or indirectly, related to any action taken or omitted to be taken by such persons on or prior to the date hereof including, without limitation, any alleged breaches of fiduciary duty or other act or omission relating to the proposal made to NetLive by the Zodiac Group, Inc. or the NetLive Communication, Inc.
         Performance Share Program Trust and Plan; and

                  (ii) covenants not to sue the Company and its officers, directors, employees, agents and Affiliates, and each of its predecessors in interest, successors, heirs and assigns, of, from or with respect to any and all claims, rights, damages, demands, causes or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, other than for any matter arising out of this Agreement, that any Subscribing Party has had, now has or may have at any future time by reason of any cause, matter or thing whatsoever, directly or indirectly, related to any action taken or omitted to be taken by such persons on or prior to the date hereof including, without limitation, any alleged breaches of fiduciary duty or other act or omission relating to the proposal made to NetLive by the Zodiac Group, Inc. or the NetLive Communication, Inc. Performance Share Program Trust and Plan.

                  (b)  The Company hereby irrevocably and unconditionally:

                  (i) releases each of the Subscribing Parties and its or his officers, directors, employees, agents, trustees and Affiliates, and each of its or his predecessors in interest, successors, heirs and assigns, from any and all claims, rights, damages, demands, causes of action or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, other than for any matter specifically contemplated by this Agreement, that the Company had, now has or may have at any future time by reason of any cause, matter or thing whatsoever, directly or indirectly, related to any action taken or omitted to be taken by such persons on or prior to the date hereof including, without limitation, any alleged breaches of fiduciary duty or other act or omission relating to the proposal made to NetLive by the Zodiac Group, Inc., the NetLive Communication, Inc. Performance Share Program Trust and Plan or the formation of a group for purposes of commencing a consent solicitation of the Company's shareholders; and

                  (ii) covenants not to sue each of the Subscribing Parties and its or his officers, directors, employees, agents, trustees and Affiliates, and each of its or his predecessors in interest, successors, heirs and assigns, of, from or with respect to any and all claims, rights, damages, demands, causes or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, other than for any matter arising out of this Agreement, that the Company has had, now has or may have at any future time by reason of any cause, matter or thing whatsoever, directly or indirectly, related to any action taken or omitted to be taken by such persons on or prior to the date hereof including, without limitation, any alleged breaches of fiduciary duty or other act or omission relating to the proposal made to NetLive by the Zodiac Group, Inc., the NetLive Communication, Inc. Performance Share Program Trust and Plan or the formation of a group for purposes of commencing a consent solicitation of the Company's shareholders.

                  (c) In the event that any one or more of the provisions of this Section 4 shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. The invalidity, illegality or unenforceability of any provision of this Section 4 shall have no effect on the enforceability of any provision of any of this Agreement and shall not give rise to any claim, whether for damages, rescission, restitution or otherwise.

                  5. Representations And Warranties.

                  5.1. NetLive represents and warrants to the Subscribing Parties as follows: The execution and delivery of this Agreement and any other agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any, violation of or default under, any provision of the Articles of Incorporation or By-laws of NetLive, or of any agreement or instrument binding upon NetLive.

                  5.2. The Subscribing Parties represent and warrant to NetLive as follows: The execution and delivery of this Agreement and any other agreement contemplated hereby and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default under, any provision of the Certificate of Incorporation or By-laws of May Davis Group or conflict with any agreement, instrument binding upon or governing document of any of the Subscribing Parties.

                  6.       Miscellaneous.

                  6.1. Definitions. The following terms shall have the following meanings.

                  (a) Affiliate. "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  (b) Subscribing Party Voting Securities. "Subscribing Party Voting Securities" shall mean voting securities of the Company which from time to time during the Term of this Agreement are (i) beneficially owned by the Subscribing Parties solely for their, its or his own account, (ii) beneficially owned by one or more entities of which the Subscribing Parties own, directly or indirectly, more than 50% of the outstanding equity interests, (iii) voting securities of the Company over which the Subscribing Parties have majority voting or majority dispositive power. For the purposed of this definition, (x) voting securities of the Company shall be deemed to be owned for the account of a Subscribing Party if such voting securities are owned for the account of any member of such Subscribing Party's immediate family (as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended) or for the account of any trust established for the benefit of such Subscribing Party or any such member of his or its immediate family and (y) a Subscribing Party shall be deemed to have voting or dispositive power over voting securities of the Company to the extent that any member of such Subscribing Party's immediate family or any trustee of any trust established for the benefit of such Subscribing Party or such immediate family members shall have voting or dispositive power over such voting securities.

                  (c) Person. A "person" shall mean any individual, firm, corporation, partnership or other entity.

                  6.2. Specific Enforcement. The Subscribing Parties acknowledge and agree that NetLive would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that NetLive shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce this Agreement and the terms and provisions thereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which NetLive may be entitled, at law or in equity.

                  6.3. Modification; Waiver. This Agreement may be modified in any manner and at any time by written instrument executed by the parties hereto. None of the terms, covenants, and conditions of this Agreement may be waived at any time except by written instrument executed by the parties hereto.

                  6.4. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission confirmed by any method set forth above and shall be deemed given upon receipt thereof:

                           (a) if to NetLive to:

                               584 Broadway, Suite 806
                               New York, New York  10012
                               Attention:  General Counsel
                               Telecopy:  (212) 343-7090

                  (b) if to any of the Subscribing Parties to the address set forth next to such party's name on the signature pages hereto;

or at such other address or to such other person as may be specified in writing duly delivered to all other parties by any party.

                  6.5. Parties In Interest; Assignment. This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and permitted assigns, but neither this Agreement nor any of the rights, interests, and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Nothing in this Agreement, whether expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or in respect of this Agreement.

                  6.6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

                  6.7. Headings. The article and section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  6.8. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed therein.

                  6.9. Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

                  6.10. Effectiveness. This Agreement shall not become effective until it has been approved by the Board of Directors of the Company, which may determine in its sole discretion whether or not to approve this Agreement. If such approval is not granted by June 13, 1997, this Agreement may be rescinded by any party hereto; but unless and until such action is taken, this Agreement shall be binding on the Subscribing Parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                NETLIVE COMMUNICATIONS, INC.


                                By: /s/ Michael Khazitonor
                                   ----------------------------------------
                                    Name: Michael Khazitonor
                                    Title: Chairman of the Board
                                           Chief Executive Officer



Address:                        THE SUBSCRIBING PARTIES:

Owen May                        MAY DAVIS GROUP, INC.
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place               By: /s/ Owen May
New York, NY  10005                ----------------------------------------
Facsmile No. (212) 480-2757         Name: Owen May
                                    Title: Chairman and Chief Executive
                                           Officer



Address:                           /s/ Owen May
                                   ----------------------------------------
                                   OWEN MAY
Owen May
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place
New York, NY  10005
Facsmile No. (212) 480-2757





Address:
                                   ----------------------------------------
                                   DIBO ATTAR
Dibo Attar
Woodco Fund Management
4900 Woodway - Suite 650
Houston, Texas 77056
Facsimile No. (713) 621-8027

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                NETLIVE COMMUNICATIONS, INC.

                                By:
                                   ----------------------------------------
                                    Name: Michael Khazitonor
                                    Title: Chairman of the Board
                                           Chief Executive Officer



Address:                        THE SUBSCRIBING PARTIES:

Owen May                        MAY DAVIS GROUP, INC.
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place               By: /s/ Owen May
New York, NY  10005                ----------------------------------------
Facsmile No. (212) 480-2757         Name: Owen May
                                    Title: Chairman and Chief Executive
                                           Officer



Address:                           /s/ Owen May
                                   ----------------------------------------
                                   OWEN MAY
Owen May
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place
New York, NY  10005
Facsmile No. (212) 480-2757





Address:
                                   ----------------------------------------
                                   DIBO ATTAR
Dibo Attar
Woodco Fund Management
4900 Woodway - Suite 650
Houston, Texas 77056
Facsimile No. (713) 621-8027

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                NETLIVE COMMUNICATIONS, INC.


                                By:
                                   ----------------------------------------
                                    Name: Michael Khazitonor
                                    Title: Chairman of the Board
                                           Chief Executive Officer



Address:                        THE SUBSCRIBING PARTIES:

Owen May                        MAY DAVIS GROUP, INC.
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place               By:
New York, NY  10005                ----------------------------------------
Facsmile No. (212) 480-2757         Name: Owen May
                                    Title: Chairman and Chief Executive
                                           Officer



Address:
                                   ----------------------------------------
                                   OWEN MAY
Owen May
May Davis Group, Inc.
Wall Street Tower
20 Exchange Place
New York, NY  10005
Facsmile No. (212) 480-2757





Address:                           /s/ Dibo Attar
                                   ----------------------------------------
                                   DIBO ATTAR
Dibo Attar
Woodco Fund Management
4900 Woodway - Suite 650
Houston, Texas 77056
Facsimile No. (713) 621-8027

Address:                           /s/ Dennis Sal
                                   ---------------------------------------
                                   DENNIS  SAL
Dennis Sal
Dennis Sal Associates
15700 West Ten Mile Road
Suite 112
Southfield, Michigan 48075
Facsimile No. (810) 569-6242

Address:                           DAVSTAR II MGD. INVESTMENTS CORP. N.V.


Davstar II Mgd. Investments        By:
    Corp. N.V.                        -------------------------------------
c/o Woodco Fund Management             Name:
4900 Woodway - Suite 650               Title:
Houston, Texas 77056
Facsimile No. (713) 621-8027



Address:                           JASMINVILLE CORP. N.V.


Jasminville Corp. N.V.             By:
c/o Woodco Fund Management            -------------------------------------
4900 Woodway                           Name:
Suite 650                              Title:
Houston, Texas 77056
Facsimile No. (713) 621-8027


Address:                           CELESTIAL DREAMS CORP. N.V.


Celestial Dreams Corp. N.V.        By: /s/
c/o Woodco Fund Management            -------------------------------------
4900 Woodway - Suite 650               Name:
Houston, Texas 77056                   Title:
Facsimile No. (713) 621-8027

Address:
                                   ----------------------------------------
                                   DENNIS  SAL
Dennis Sal
Dennis Sal Associates
15700 West Ten Mile Road
Suite 112
Southfield, Michigan 48075
Facsimile No. (810) 569-6242


Address:                           DAVSTAR II MGD. INVESTMENTS CORP. N.V.

Davstar II Mgd. Investments        By: /s/ Russell S. Molina
    Corp. N.V.                        -------------------------------------
c/o Woodco Fund Management             Name: Russell S. Molina
4900 Woodway - Suite 650               Title: Attorney-in-Fact
Houston, Texas 77056
Facsimile No. (713) 621-8027



Address:                           JASMINVILLE CORP. N.V.

Jasminville Corp. N.V.             By: /s/ Russell S. Molina
c/o Woodco Fund Management            -------------------------------------
4900 Woodway                           Name: Russell S. Molina
Suite 650                              Title: Attorney-in-Fact
Houston, Texas 77056
Facsimile No. (713) 621-8027


Address:                           CELESTIAL DREAMS CORP. N.V.

Celestial Dreams Corp. N.V.        By: /s/ Gregory Elias
c/o Woodco Fund Management            -------------------------------------
4900 Woodway - Suite 650               Name: Gregory Elias
Houston, Texas 77056                   Title: Intertrust (Curacao) N.V.
Facsimile No. (713) 621-8027                   Managing Director

Address:                           EAGLEHURST CORP. N.V.

Eaglehurst Corp. N.V.              By: /s/ Gregory Elias
c/o Woodco Fund Management            -------------------------------------
4900 Woodway - Suite 650               Name: Gregory Elias
Houston, Texas 77056                   Title: Intertrust (Curacao) N.V.
Facsimile No. (713) 621-8027                   Managing Director


Address:                           SIGNAL HILL N.V.

Signal Hill N.V.                   By: /s/ Gregory Elias
c/o Woodco Fund Management            -------------------------------------
4900 Woodway - Suite 650               Name: Gregory Elias
Houston, Texas 77056                   Title: Intertrust (Curacao) N.V.
Facsimile No. (713) 621-8027                   Managing Director



Address:                           WELLINGTON CORP. N.V.

Wellington Corp. N.V.              By: /s/ Gregory Elias
c/o Woodco Fund Management            -------------------------------------
4900 Woodway - Suite 650               Name: Gregory Elias
Houston, Texas 77056                   Title: Intertrust (Curacao) N.V.
Facsimile No. (713) 621-8027                   Managing Director




Address:                           GANATERRA CORP. N.V.

Ganaterra Corp. N.V.               By: /s/ Gregory Elias
c/o Woodco Fund Management            -------------------------------------
4900 Woodway - Suite 650               Name: Gregory Elias
Houston, Texas 77056                   Title: Intertrust (Curacao) N.V.
Facsimile No. (713) 621-8027                   Managing Director




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                                                                       ANNEX A

                  NOMINEES FOR ELECTION TO THE NETLIVE BOARD
                          FOR THE 1997 ANNUAL MEETING
                          AND PROPOSED CLASS DIVISION


Class I
Class III Directors' Designee
Subscribing Party Designee


Class II
Ross S. Glatzer
John E. Meier


Class III
Michael Kharitonov
Andrew Schwartz
Jeffrey Wolf